EXHIBIT 32.2

Horizon Bancorp

Certification of Periodic Financial Report

Pursuant to 18 U.S.C. Section 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Horizon Bancorp (the “Company”) certifies that the Annual Report on Form 10-K of the Company for the year ended December 31, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 12, 2012	By:	/s/ Mark E. Secor
Mark E. Secor
Chief Financial Officer

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